Exhibit 6

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) and Rule 16a-3(j) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) and any required statements on Form 3 or Form 4 with respect to the Common Stock of Fuel Systems Solutions, Inc. This Agreement may be included as an Exhibit to such Schedule 13D and any statement on Form 3.

Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement (including amendments) on Schedule 13D, Form 3 and Form 4, and for the completeness and accuracy of the information concerning him or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: November 4, 2015

NORTHERN RIGHT CAPITAL MANAGEMENT, L.P.

By:	BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
Name: Matthew A. Drapkin
Title: Authorized Signatory

By:	/s/ Steven R. Becker
Name: Steven R. Becker
Title: Authorized Signatory

NORTHERN RIGHT CAPITAL (QP), L.P.

By:	Northern Right Capital Management, L.P., its general partner

By: BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
Name: Matthew A. Drapkin
Title: Authorized Signatory

BECKER DRAPKIN PARTNERS, L.P.

By:	Northern Right Capital Management, L.P., its general partner

By: BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
Name: Matthew A. Drapkin
Title: Authorized Signatory

By:	/s/ Steven R. Becker
Name: Steven R. Becker
Title: Authorized Signatory

BECKER DRAPKIN PARTNERS SLV, LTD.

By:	Northern Right Capital Management, L.P., its investment manager

By: BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
Name: Matthew A. Drapkin
Title: Authorized Signatory

By:	/s/ Steven R. Becker
Name: Steven R. Becker
Title: Authorized Signatory

BC ADVISORS, LLC

By:	/s/ Matthew A. Drapkin
Name: Matthew A. Drapkin
Title: Authorized Signatory

By:	/s/ Steven R. Becker
Name: Steven R. Becker
Title: Authorized Signatory

STEVEN R. BECKER

/s/ Steven R. Becker

MATTHEW A. DRAPKIN

/s/ Matthew A. Drapkin